SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549
                 ___________________________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15 (d) OF THE
               SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 25, 1996
(Date of earliest event reported)

Commission File No.:  333-14225


Salomon Brothers Mortgage Securities VII, Inc.,
Asset-Backed Floating Rate Certificates, Series 1997-LB1 Trust
(Exact name of registrant as specified in its charter)

New York (governing law of Pooling and Servicing Agreement)
(State or other jurisdiction of incorporation or organization)

Applied For
(IRS Employer Identification Number)


c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia,  Maryland                           21044
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number including area code:  (410) 884-2000


ITEM 5.  Other Events

On February 25, 1997, a distribution was made to holders of The Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1997-LB1 Trust.

ITEM 7.  Financial Statements and Exhibits

(c)     Exhibits


Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Asset-Backed
               Floating Rate Certificates, Series 1997-LB1 Trust, relating to the February 25,1997, distribution



                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


     Salomon Bros Mortgage Securities VII, Inc., Asset-Backed
        Floating Rate Certificates, Series 1997-LB1 Trust
                       (Registrant)

                         By:      Norwest Bank of Minnesota, N.A.
                                  as Trustee
                         By:      /s/Sherri J. Sharps
                         Name:    Sherri J. Sharps
                         Title:   Vice president
                         Date:    March 12, 1997


                     INDEX TO EXHIBITS


Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Asset-Backed
               Floating Rate Certificates, Series 1997-LB1 Trust, relating to the February 25,1997, distribution.